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Exhibit 10.1.2

                               Addendum #2 to the
                        EMPLOYMENT AND SEPARATION AGREEMENT


This employment agreement addendum #2 ("Agreement") made effective March 24, 2004, by and between DURASWITCH INDUSTRIES, INC., a Nevada corporation, ("DuraSwitch"), and Robert J. Brilon ("Employee").

Mr. Brilon's current employment contract has a Term of Employment stated as April 30, 2004. Mr. Brilon and DuraSwitch are currently negotiating the terms of an employment agreement anticipated to have a Term of Employment through December 31, 2007.

Mr. Brilon's Term of Employment (Section 2.1) and Profit Incentive Bonus (Section 15.1) shall be extended for one year to April 30, 2005 and December 31, 2005, respectively.

As a definition clarification to the agreement Article II, 1.3 (A) in the event of a takeover as defined it is hereby clarified that the condition of "Mr. Brilon is asked to leave" is assumed to occur upon any change of position or salary decrease, not mutually agreed upon, subsequent to or in contemplation of a takeover.

IN WITNESS WHEREOF, the undersigned execute this Agreement to be effective on the date herein written.



                                                             /s/Robert J. Brilon
                                                          ______________________
                                                                Robert J. Brilon


                                                    DURASWITCH INDUSTRIES, INC.,
                                                            a Nevada corporation

                                                    By:    /s/ William E. Peelle
                                                    ____________________________
                                                               William E. Peelle

                                                                   /s/ John Hail
                                                                  ______________
                                                                       John Hail
                                             Its: Compensation Committee Members